FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported) July 15, 2003

HCA INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State of Incorporation)

001-11239 (Commission File Number)	75-2497104 (IRS Employer Identification Number)

One Park Plaza, Nashville, Tennessee (Address of principal executive offices)	37203 (Zip Code)

(615) 344-9551
(Registrant’s telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE
SIGNATURE
Ex-99.1 Press Release
Ex-99.2 Slide Presentation

ITEM 9.  REGULATION FD DISCLOSURE

     The following information is being furnished pursuant to Item 12 “Results of Operations and Financial Conditions.” On July 15, 2003, HCA Inc. issued a press release announcing expectations relating to second quarter earnings results, the text of which is set forth in Exhibit 99.1, with slides posted on the Company’s website complementary to Company’s press release attached as Exhibit 99.2.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA Inc.

By: /s/ R. MILTON JOHNSON

R. Milton Johnson Senior Vice President and Controller

DATED: July 15, 2003

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